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COMMON STOCK                                                       COMMON STOCK

NUMBER                                                                SHARES
LU
                   [LOGO] AMERICAN NATIONAL FINANCIAL, INC.
                          ---------------------------------
                             Serving the American Dream

INCORPORATED UNDER THE LAWS OF              SEE REVERSE FOR STATEMENTS RELATING
   THE STATE OF CALIFORNIA                         TO RIGHTS, PREFERENCES,
                                            PRIVILEGES AND RESTRICTIONS, IF ANY
                                                     CUSIP 027717 10 7


THIS CERTIFIES THAT



is the record holder of

   FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF
                       AMERICAN NATIONAL FINANCIAL, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

     [SIGNATURE]                     [SEAL]                    [SIGNATURE]
      Secretary                                                 President


COUNTERSIGNED AND REGISTERED:
  U.S. STOCK TRANSFER CORPORATION
      TRANSFER AGENT AND REGISTRAR
BY
              AUTHORIZED SIGNATURE


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     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class or series and the designations thereof, may be obtained by any shareholder of the Corporation upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -- as tenants in common
  TEN ENT -- as tenants by the entireties
  JT TEN  -- as joint tenants with right of
             survivorship and not as tenants
             in common

UNIF GIFT MIN ACT -- ___________________Custodian___________________
                           (Cust)                      (Minor)
                     under Uniform Gifts to Minors
                     Act____________________________________________
                                        (State)
UNIF TRF MIN ACT -- _____________Custodian (until age______________)
                       (Cust)
                    _________________________under Uniform Transfers
                             (Minor)
                    to Minors Act___________________________________
                                            (State)

   Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________________


                                      X ______________________________________

                                      X ______________________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME(S) AS
                                        WRITTEN UPON THE FACE OF THE CERTIFICATE
                                        IN EVERY PARTICULAR, WITHOUT ALTERATION
                                        OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed


By ____________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.